                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the registration of shares issued to the former shareholders of Rock Products, Inc., and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of April, 1999.



                                                  /s/ Marion H. Antonini
                                               -----------------------------
                                                      Marion H. Antonini

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the registration of shares issued to the former shareholders of Rock Products, Inc., and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of April, 1999.



                                                /s/ Livio D. DeSimone
                                              ------------------------------
                                                    Livio D. DeSimone

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the registration of shares issued to the former shareholders of Rock Products, Inc., and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of April, 1999.



                                                 /s/ A. Frederick Gerstell
                                              -------------------------------
                                                     A. Frederick Gerstell

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the registration of shares issued to the former shareholders of Rock Products, Inc., and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of April, 1999.



                                                  /s/ John K. Greene
                                                ------------------------
                                                      John K. Greene

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the registration of shares issued to the former shareholders of Rock Products, Inc., and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of April, 1999.



                                                   /s/ Donald M. James
                                                 ----------------------------
                                                       Donald M. James

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the registration of shares issued to the former shareholders of Rock Products, Inc., and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of April, 1999.



                                                  /s/ Douglas J. McGregor
                                                ----------------------------
                                                      Douglas J. McGregor

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the registration of shares issued to the former shareholders of Rock Products, Inc., and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of April, 1999.



                                                 /s/ Ann D. McLaughlin
                                               -------------------------
                                                     Ann D. McLaughlin

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the registration of shares issued to the former shareholders of Rock Products, Inc., and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of April, 1999.



                                                /s/ James V. Napier
                                              ----------------------------
                                                    James V. Napier

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the registration of shares issued to the former shareholders of Rock Products, Inc., and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of April, 1999.



                                                  /s/ Donald B. Rice
                                                -----------------------
                                                      Donald B. Rice

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the registration of shares issued to the former shareholders of Rock Products, Inc., and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of April, 1999.



                                                     /s/ Orin R. Smith
                                                  ------------------------
                                                         Orin R. Smith

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the registration of shares issued to the former shareholders of Rock Products, Inc., and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of April, 1999.



                                                   /s/ Herbert A. Sklenar
                                                 ---------------------------
                                                       Herbert A. Sklenar